UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


                            DYNAMIC ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                      33-55254-03              87-0473323
(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

7373 North Scottsdale Road, Suite B-150
        Scottsdale, Arizona                           85253
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (602) 483-8700

                                 AMENDMENT NO. 2

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated August 27, 1996 as set forth in the pages attached hereto:

     Letter agreement with Genesis Health Management Corporation.    Page 3

     Promissory note to Genesis shareholders (Exhibit A)             Page 8

     Pledge agreement with Genesis shareholders (Exhibit B)          Page 9

     Audited Financial Statements of Genesis Health Management Corporation will be filed within the required time period.

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Dynamic Associates, Inc.



Date:  December 17, 1996             /s/ Logan B. Anderson
                                     Logan B. Anderson, Secretary/Treasurer



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                                 A. L. Blondeau
                                 Attorney At Law


10124 Jefferson Highway                                       (504) 293-2700
Baton Rouge, Louisiana 70809                          Telefax (504) 293-2730
                                November 25, 1996

                                   VIA TELEFAX
                                 (602) 443-1235
                               AND OVERNIGHT MAIL

Harry Moll                                       Jan Wallace
Scottsdale Centre, Suite B-150                   Scottsdale Centre, Suite B-150
7373 North Scottsdale Road                       7373 North Scottsdale Road
Scottsdale, Arizona   85253                      Scottsdale, Arizona   85253

Genesis Acquisition Corporation                  Dynamic Associates, Inc.
Attn: Jan Wallace                                Scottsdale Centre, Suite B-150
Scottsdale Centre, Suite B-150                   7373 North Scottsdale Road
7373 North Scottsdale Road,                      Scottsdale, Arizona   85253
Scottsdale, Arizona   85253

                                LETTER AGREEMENT

RE: Acquisition of Genesis Health Management Corporation ("Genesis") by Dynamic Associates, Inc. ("Dynamic")

Gentlemen:

     This is to acknowledge that you have informed us that Dynamic may be unable to raise sufficient funds to close the referenced transaction on the stipulated Closing Date of December 2, 1996. You have requested that we modify the Acquisition Agreement to substitute a promissory note of Dynamic for a portion of the cash consideration due at Closing to the Genesis Shareholders under the terms of that agreement. We are agreeable to the following modifications to the Acquisition Agreement with respect to the cash portion of the consideration due by Dynamic at Closing:

     1. Prior to the Closing Date, Genesis will make cash distributions (the "Distributions") to the current Genesis Shareholders in a total amount equal to fifty (50%) percent of the undistributed taxable income of Genesis for the 1996 tax year as of the December 2, 1996, Closing Date. Pursuant to your request, Genesis, in calculating that undistributed taxable income figure, has written off the past due balances due to Genesis by Independent Healthcare Management, Inc., Independent Healthcare Management of Holly Springs, Inc., and the North Sunflower County Hospital. In the event that all or any portion of those write-offs are

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subsequently collected by Genesis Acquisition  Corporation ("GAC"),  Dynamic and
GAC will hold the Genesis Shareholders free and harmless from any additional income taxes, penalties, etc. which may be due by those shareholders on account of such collections. We have agreed that the Distributions will total Nine Hundred Thousand ($900,000.00) Dollars. The Distributions will be funded by the withdrawal of Seven Hundred and Fifty Thousand ($750,000.00) Dollars from Genesis's cash on hand and, further, by a loan to Genesis from a financial institution in the amount of One Hundred and Fifty Thousand ($150,000.00), at that institution's customary commercial loan interest rate. That loan (the "Distribution Loan") will be payable, in full, on or before December 31, 1996.

     To reflect payment of the Distributions by Genesis to the Genesis Shareholders, Dynamic's obligation under Section 2.2(a) of the Acquisition Agreement (with respect to the cash portion of the purchase price ) will be amended to reflect an obligation to pay the Genesis Shareholders on Closing the sum of Fifteen Million ($15,000,000.00) Dollars as follows:

     a) A deposit of Six Hundred Thousand ($600,000.00) Dollars, paid by Dynamic and to be released to the Genesis Shareholders on Closing pursuant to Section 12.2 of the Acquisition Agreement;

     b) A cash payment (by bank draft, certified check or wire transfer) of Eleven Million Four Hundred Thousand ($11,400,000.00) Dollars on Closing, as contemplated by paragraph 2 of this letter; and

     c)   The  issue  of  promissory   note  in  the  amount  of  Three  Million
          ($3,000,000.00) Dollars on Closing, as contemplated by paragraph 3 of this letter.

     2. At the Closing, Dynamic will deliver certified funds to our attorney, A.
L. Blondeau, payable to "A. L. Blondeau, Attorney at Law, as Agent and Attorney in fact for the Genesis Shareholders", in the amount of Eleven Million Four Hundred Thousand ($11,400,000.00) Dollars. That sum, together with the Six Hundred Thousand ($600,000.00) Dollars deposit previously made by Dynamic, shall constitute the total sum of Twelve Million ($12,000,000.00) Dollars to be paid in cash by Dynamic at the Closing.

     3. Dynamic shall also deliver to the said A. L. Blondeau at the Closing Dynamic's promissory note (the "Note"), in the principal amount of Three Million ($3,000,000.00) Dollars, payable to the Genesis Shareholders. Said note shall bear interest at the rate of ten (10%) percent per annum and shall be payable in eight (8) "interest only" monthly installments of Twenty-five Thousand ($25,000.00) Dollars, commencing January 2, 1997, and a final "balloon" payment of all outstanding principal and interest on September 2, 1997. Said Note shall be in the form attached hereto, and made a part hereof, as Exhibit "A". The installment and balloon payments on the Note shall be made payable to "A. L. Blondeau, as agent and attorney in fact for the Genesis Shareholders" and shall be delivered to him at 10124 Jefferson Highway, Baton Rouge, Louisiana, 70809.


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     4. The Note shall be secured  by a pledge by  Dynamic  of  Fifty-one  (51%)
percent of the authorized stock of Genesis Acquisition Corporation; which said Pledge shall be evidenced by a Pledge Agreement in the form attached hereto and made a part hereof as Exhibit "B". The pledged stock certificate(s) and the pledge agreement shall be delivered to A. L. Blondeau, as agent and attorney in fact for the Genesis Shareholders, at the Closing.

     5. Dynamic, GAC, Harry Moll and Jan Wallace (the "Dynamic Group") agrees that until such time as the Note is paid in full, no distributions, dividends, disbursements, or other payments outside of the normal course of business operations shall be made by GAC except for the following purposes:

     a)   The required payments on the Distribution Loan;

     b) Interest payments on any debentures or bonds issued by Dynamic Associates, Inc.; and

     c)   Any interest payments, or payments of principal, on the Note.

     6. The Dynamic Group further agrees that the net proceeds, after any required brokerage fees, of any bond, or any other loan or debt instrument made, and/or issued by Dynamic subsequent to November 20, 1996, shall be immediately paid to A. L. Blondeau, as the agent and attorney in fact for the Genesis Shareholders, and applied by them to the outstanding balance of the Note. Notwithstanding any of the above, it is agreed that Dynamic may utilize any such net proceeds to pay reasonable attorney's fees related to the Acquisition Agreement and/or the issuance of any bonds issued by Dynamic and purchased on or before November 20, 1996; provided that such fees do not, in the aggregate, exceed the sum of Seventy-five Thousand ($75,000.00) Dollars.

     7. The Dynamic Group further agrees that, until such time as the Note is paid in full, GAC will not, without the written consent of the Genesis
Shareholders:

     a)   Amend or alter its Articles of Incorporation or By-laws;

     b)   Issue any additional stock of any sort, type, or class whatsoever;

     c)   Declare any stock splits or stock dividends; or

     d) Sell, transfer, encumber, or otherwise grant a security interest in, any of its authorized stock including, without limitation, the stock pledged to the Genesis Shareholders pursuant to the above referenced Pledge Agreement.

     Except for the modifications stipulated herein, all of the existing terms and conditions of the Acquisition Agreement shall remain in full force and effect including, without limitation, those relating to the Dynamic Stock to be transferred to the Genesis Shareholders for the remaining portion of the consideration due by Dynamic at the Closing.

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     In the  event  that the  Dynamic  Group  does  not  close  the  transaction stipulated in the Acquisition Agreement, as modified herein, on December 2, 1996
[for  any  reason  other  than  the  failure  of  Genesis   and/or  the  Genesis
Shareholders and/or W. A. Lucky, III or Michael Asbury to deliver to Dynamic and/or GAC those documents and/or agreements stipulated in Sections 2.2, 3.2(g), 8.2, 8.3, 8.4 or 10.1(b), inclusive, of the Acquisition Agreement]; Dynamic acknowledges that it will be in default of said Agreement and agrees that the Genesis Shareholders may immediately declare the existing Six Hundred Thousand ($600,000.00) Dollars Deposit forfeited. In such event, A. L. Blondeau is hereby expressly authorized to immediately deliver possession and ownership of the said deposit to the Genesis Shareholders.

     If the matters set forth above are agreeable to you, please so indicate by affixing your signatures to the enclosed duplicate original of this letter and returning that duplicate original to me by overnight mail.

                                   Sincerely,

                                    The Genesis Shareholders and
                                    Genesis Health Management Corp.

                                    By: /s/ A.L. Blondeau, Jr.

     A. L. Blondeau, Jr., Attorney at Law, as duly authorized agent for the Genesis Shareholders and Genesis Health Management Corp.

AGREED TO ON THIS 26th DAY OF NOVEMBER, 1996:

/s/  Jan Wallace
Jan Wallace, Individually

/s/  Harry Moll
Harry Moll, Individually


DYNAMIC ASSOCIATES, INC.

By:  /s/  Jan Wallace
         Jan Wallace, President




                                        6

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GENESIS ACQUISITION CORPORATION

By: /s/  Jan Wallace
         Jan Wallace, President

ALB/jmh
Attachments
cc:      W. A. Lucky, III
         Vickie T. Lucky
         Claudine D. Blondeau
         Mary A. Roberts
         J. T. Simmons
         William H. Means, Jr.
         Genesis Health Management Corp.
         Ed Kaftal

Alb\gen\mgdynltr.wpd

                                   (Exhibit A)
                                 PROMISSORY NOTE

Amount: $3,000,000.00                         Scottsdale, ARIZONA
                                                       DECEMBER 2, 1996

     For value received, DYNAMIC ASSOCIATES, INC. promises to pay to the order of VICKIE T. LUCKY, J. T. SIMMONS, CLAUDINE D. BLONDEAU, WILLIAM H. MEANS, JR., and MARY A. ROBERTS the sum of THREE MILLION ($3,000,000.00) DOLLARS, with interest at the rate of ten (10%) per cent per annum from date until paid, payable at Baton Rouge, Louisiana, on the following terms and conditions:

     Eight (8) monthly interest payments of Twenty-five Thousand ($25,000.00) Dollars on the second day of each month, commencing January 2, 1997, and a final payment of all outstanding principal and interest on September 2, 1997.

     Payments, as received, shall be imputed first to payment of interest and thereafter to principal until payment of the entire obligation. Default in the payment of any single installment shall, at the option of the holder hereof, without notice of default, mature the entire obligation. Obligor reserves the right to pre-pay all or any part of this obligation without penalty. All makers, endorsers and sureties hereto hereby severally waive presentment for payment, demand, protest, notice of protest for nonpayment and all pleas of division and discussion and agree that payment hereof may be extended without notice thereof. In the event this note is placed in the hands of an attorney for collection of same or any part thereof, including interest, whether with or without suit, to pay attorney's fees which are hereby fixed at Fifteen (15%) per cent of the amount due.

                                                 DYNAMIC ASSOCIATES, INC.

                                                 By:  /s/ Jan Wallace
                                                         Jan Wallace, President
"Ne Varietur" to identify with an Act of
Pledge passed before me on
December 2, 1996

/s/ Gail L. Ward
      Notary Public

                                        8

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                                   (Exhibit B)

                                PLEDGE AGREEMENT

BY:          DYNAMIC ASSOCIATES, INC.                        STATE OF ARIZONA
TO:          VICKIE T. LUCKY, J. T. SIMMONS                  COUNTY OF Maricopa
             CLAUDINE D. BLONDEAU, MARY A.
             ROBERTS, and WILLIAM H. MEANS, JR.

     Before me, the undersigned notary public, and in the presence of the two undersigned competent witnesses, came and appeared: DYNAMIC ASSOCIATES, INC., represented herein by its President, Jan Wallace, duly authorized (hereinafter referred to as "Pledgor"), and VICKIE T. LUCKY, J. T. SIMMONS, CLAUDINE D. BLONDEAU, MARY A. ROBERTS and WILLIAM H. MEANS, JR., each of the full age of majority (hereinafter jointly referred to as "Pledgee"); represented herein by
A. L. Blondeau, their Agent and Attorney in Fact, duly authorized, who being duly sworn did declare and state that:

I. PLEDGE AND GRANT OF SECURITY INTERESTS. In consideration and furtherance of the terms and conditions of that certain "Acquisition Agreement", effective August 1, 1996, by and between Pledgor, Pledgee, and various other parties (as amended by that certain "Letter Agreement", dated November 25, 1996); and in order to secure any and all payments due or to become due on Pledgor's note to Pledgee (the "Note") in the original principal amount of Three Million ($3,000,000.00) Dollars, dated with this act of pledge, bearing interest at the rate of ten (10%) percent per annum and payable in eight (8) monthly installments of interest only in the amount of Twenty-five Thousand ($25,000.00) Dollars, commencing January 2, 1997, with a final balloon payment of all outstanding principal and

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     interest  due on  September  2,  1997  and,  further,  in order  to  secure
     Pledgor's obligations to Pledgee under the aforementioned Acquisition Agreement and Letter Agreement; Pledgor hereby pledges to Pledgee and grants Pledgee a security interest in Five Hundred Ten Thousand (510,000)
     shares  of  the  common   stock  (the   "Stock")  of  Genesis   Acquisition
     Corporation, a Louisiana corporation (the "Company"), represented by Stock Certificate Number 2 of the Company delivered to Pledgee herewith, duly endorsed in blank. Upon fulfillment by the Pledgor of all obligations under the Note, the Collateral shall be returned to the Pledgor and this Pledge Agreement shall be of no further force and effect.

II.  WARRANTIES AND  REPRESENTATIONS.  Pledgor hereby  warrants to Pledgee that:
     (a) the Company is duly incorporated and validly existing under the laws of the State of Louisiana; (b) Pledgor has taken all necessary corporate action  to  authorize  the  execution,  delivery  and  performance  of this
     Agreement and the Note, which constitute Pledgor's legally binding obligations; (c) Pledgor is the sole owner of the Stock; (d) the Stock is validly issued, is fully paid and non-assessable, and is not subject to any encumbrance, claim, restriction or right other than under this Agreement;
     (e) the Stock represents Fifty-one (51%) percent of the authorized, issued and outstanding shares of the Company; (f) Pledgor may pledge and grant a security interest in the Stock without obtaining the approval of any other person, corporation, partnership, or other entity, or any governmental authority; (g) there are no options, warrants, privileges or other rights outstanding with respect to any of the Stock (or any other shares of the Company); and (h) the Stock may be freely traded.

III. DELIVERY OF STOCK. Contemporaneous with the execution of this Agreement, Pledgor will deliver to Pledgee's designated agent the above described Stock including, without limitation, any and all certificates and/or instruments evidencing Pledgor's Stock

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     subject to this Agreement,  appropriately  endorsed in blank, together with irrevocable stock powers also endorsed in blank. As long as this Agreement remains in effect, Pledgor further agrees to immediately deliver to Pledgee's designated agent any and all additions to and/or substitutions or replacements for the Stock including, without limitation, any and all future certificates representing the Stock subject hereto that may be subsequently issued in favor of Pledgor or that are otherwise held or owned by Pledgor.

IV. PLEDGOR'S OBLIGATIONS TO DELIVER STOCK CERTIFICATES, DIVIDENDS, DISTRIBUTIONS, ETC. In the event that Pledgor should ever receive any: (a) certificates and/or instruments representing any of the Stock including, without limitation, any certificates and/or instruments representing a stock dividend, or stock issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, or split-off or any renewal or refinancing of any Stock; (b) options, warrants or rights, whether as an addition to, or in substitution of, or exchange for, any of the Stock, or otherwise; (c) non-cash dividends and/or other distributions payable in property, including securities issued by third parties other than the issuer(s) of the Stock; (d) cash and/or cash equivalent interest, dividends or other distributions; and/or (e) proceeds and/or payments, whether in cash or otherwise, derived or to be derived from the sale, transfer, assignment, delivery or other distribution of the Stock; then Pledgor shall accept the same (said items, together with the Stock, being hereinafter sometimes referred to in globo as the "Collateral") as Pledgee's agent in trust for and on behalf of Pledgee, and Pledgor shall deliver them forthwith to Pledgee's designated agent in the exact form received, with Pledgor's endorsement in blank, with the same to be held in pledge,

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     subject  to the  terms  and  conditions  of the  Agreement,  as  collateral security for repayment of the Note, as heretofore stated.

V. ASSIGNMENT OF INDEBTEDNESS; TRANSFER OF COLLATERAL. Pledgor hereby recognizes and agrees that Pledgee may assign all or any portion of the indebtedness to one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests in the Note. Pledgor specifically agrees and consents to all such transfers and assignments and, further, waives any subsequent notice of such transfers or assignments as may be provided under applicable Louisiana law. Pledgor further agrees that Pledgee may transfer all or any portion of the Collateral to such a third party assignee, in which case Pledgee will be fully released from any and all of Pledgee's obligations and responsibilities to Pledgor with regard to the transferred Collateral which are assumed by such third party. Any third party creditor to whom the Collateral is transferred will acquire all of Pledgee's rights and powers with respect to the transferred Collateral, with Pledgee retaining all powers and rights with regard to any of the Collateral which is not transferred to another party.

VI. EVENTS OF DEFAULT. Any one or more of the following actions, omissions or inactions shall constitute an Event of Default under this Agreement:

     A. DEFAULT UNDER THE INDEBTEDNESS. Should Pledgor default in the payment of any principal or interest due under the Note.

     B. DEFAULT UNDER AGREEMENTS. Should Pledgor violate, or fail to fully comply with any of the terms and conditions of: (a) this Agreement; or
          (b) the Acquisition Agreement (as amended by the Letter Agreement of November 25, 1996).

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     C.   INSOLVENCY.  Should the  suspension,  failure or  insolvency,  however evidenced, of Pledgor occur or exist.

     D. READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Pledgor.

     E. ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Pledgor file proceedings for a respite or make a general assignment for the benefit or creditors.

     F. RECEIVERSHIP. Should a receiver for all or any part of Pledgor's property be applied for or appointed.

     G. DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Pledgor be commenced.

     H. FALSE STATEMENTS. Should any representation or warranty of Pledgor made in connection with the Note or the Acquisition Agreement, as amended, prove to be incorrect or misleading in any respect.

VII. RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Pledgee may exercise any one or more of the following rights or remedies:

     A. ACCELERATE INDEBTEDNESS. Pledgee, at its sole option, may accelerate the maturity and declare and demand immediate payment in full of the Note and any and all other indebtedness secured hereby in principal, interest, costs, expenses, attorneys' fees and other fees and charges.

     B. SELL THE COLLATERAL. Sell the Collateral, at Pledgee's discretion, as a unit or in parcels, at one or more public or private sales, or through any exchange or broker, at such prices and on such terms as Pledgee may deem best, for cash or on credit or future delivery, without assumption of any credit risk, without any further demand or notice upon Pledgor for performance, without appraisal, without the intervention of any court and without any formalities other than those provided herein. Any sale of the Collateral must be in a commercially reasonable manner. At any such public or private sale or sales, the Pledgee may itself become the purchaser of any and all of the pledged property, free from any right of redemption on the part of Pledgor or any party hereto, which right is hereby expressly waived, and the Pledgee may thereafter hold and own the same in its own right absolutely. For purposes of selling the Collateral, Pledgee has been and is hereby made and constituted the agent of Pledgor, such agency being coupled with an interest. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgee shall give or mail to Pledgor notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Pledgor agrees that any requirement of reasonable notice is satisfied if Pledgee mails notice by registered mail, return receipt requested, addressed to Pledgor at the last address Pledgor has given Pledgee in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the parish or county where the Collateral is located, setting forth the time and place of sale and a brief property description of the property to be sold. Pledgor agrees that any such sale shall be conclusively

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



          deemed to be conducted in a commercially reasonable manner if it is made consistent with the standard of similar sales of collateral by commercial banks in Bossier City, Louisiana. Pledgor recognizes that Pledgee may not be able to effect a public sale on all or any part of the Stock and/or other Collateral, and Pledgee may be compelled or deem it best to resort to one or more private sales to a restricted group of purchasers, who may be obligated to agree, among other things, to acquire the Stock or other Collateral for their own account for investment purposes only and not with a view of distribution or resale. Pledgor acknowledges that any private sale of the Stock or other Collateral may be at prices and on terms less favorable that those of public sales, and Pledgor unconditionally agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Pledgee has no obligation to delay the sale of any Stock to permit the issuer to register it for sale under the Securities Act of 1933, as amended, or to qualify such Stock under the "Blue Sky" laws of any state. Pledgor additionally agrees to use Pledgor's best efforts to cause any issuer, transfer agent, or registrar of the Stock to take all such actions and execute all such documents as may be necessary or appropriate, upon request by Pledgee:
          (a) to remove any restrictive legends placed on the Stock that are not legally required; (b) to effect any sale or sales of the Stock in accordance with Rule 144 of the Securities Act of 1933; and/or (c) to effect any sale or other disposition of the Stock at any public or private sale or other disposition.

     C. PLEDGEE'S RIGHT TO VOTE STOCK. Immediately and without further notice, upon the occurrence of any event of default under this Agreement, whether or not the Stock may have previously been registered in the name of Pledgee or in

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



          the name of Pledgee's nominee, Pledgee or its nominee shall have the further right to exercise all voting rights with respect to the Stock. Pledgee or its nominee shall have the further right to exercise any and all additional corporate rights and all other conversion, exchange, or subscription rights, privileges and/or options with regard thereto, including, without limitation, the right to exchange any and all shares of Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer(s) thereof, or upon the exercise by any such issuer(s) of any rights, privileges or options pertaining thereto. Pledgee or its nominee shall have the additional right to deliver the Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and condition as Pledgee may determine, all without liability except to account for property actually received by Pledgee. Pledgee shall have no duty to exercise any of the foregoing rights, privileges or options and shall not be responsible for any failure to do so or delay in doing so. Pledgee may by written notice to Pledgor, relinquish, either partially or completely in accordance with any terms or conditions Pledgee may set forth in such notice, any or all voting rights Pledgee may acquire pursuant to this Pledge Agreement.

     D. FORECLOSURE. Maintain a judicial suit for foreclosure and sale of the Stock or other Collateral.

     E. SPECIFIC PERFORMANCE. Pledgee may, in addition to the foregoing remedies, or in lieu thereof, and in Pledgee's sole discretion, commence an appropriate action or actions against Pledgor seeking specific performance of any covenants contained herein, or in aid of the execution or enforcement of any power herein granted.

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



     F. TRANSFER TITLE. Effect transfer of title upon sale of all or any part of the Stock or other Collateral. For this purpose, Pledgor irrevocably appoints Pledgee as its attorney-in-fact to execute any required endorsements, assignments, and instruments in the name of Pledgor and each of them (if more than one) as shall be necessary or reasonable, in Pledgee's sole discretion.

     G. OTHER RIGHTS AND REMEDIES. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.), at law, in equity, or otherwise.

     H. APPLICATION OF PROCEEDS AND PAYMENTS. Any and all proceeds, interest, and/or profits that Pledgee actually receives and collects, whether resulting from the public or private sale of the Collateral and/or collection or exercise of any Pledgee's rights provided hereunder, shall be applied first to reimburse Pledgee for its costs of collecting the same (including, but not limited to, any attorney's fees incurred by Pledgee and Pledgee's court costs, whether or not there is a lawsuit, including any fees on appeal incurred by Pledgee in connection with the collection or sale of the Collateral), with the balance being applied to principal, interest, costs, expenses, attorney's fees and other fees and charges under the Note, in such order and with such preferences and priorities as Pledgee shall determine within its sole discretion.

     I. CUMULATIVE REMEDIES. All of Pledgee's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Pledgee to pursue any remedy shall not exclude pursuit of any other remedy, and election to make expenditures or to take action to perform an obligation of Pledgor under this Agreement, after

          Pledgor's failure to perform, shall not affect Pledgee's right to declare a default and to exercise its remedies. Nothing under this Agreement or otherwise shall be construed so as to limit or restrict the rights and remedies available to Pledgee following an Event of Default, or in any way to limit or restrict the rights and ability of Pledgee to proceed directly against Pledgor and/or to proceed against any Collateral directly or indirectly securing the Note.

     J. DELAY; WAIVER. The failure or delay by Pledgor in exercising any of the Pledgor's rights hereunder or with respect to the Note or any Collateral securing the Note in any instance shall not constitute a waiver thereof in that or any other instance. Pledgor may waive its rights only by an instrument in writing signed by Pledgee.

VIII.INDEMNIFICATION OF PLEDGEE. Pledgor agrees to indemnify, to defend and to save and hold Pledgee harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation, Pledgee's reasonable attorney's fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by Pledgee, arising out of or in any manner occasioned by this Agreement or the rights and remedies granted to Pledgee hereunder. The foregoing indemnity provision shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity provision shall further survive in the event that Pledgee elects to exercise any of the remedies as provided under this Agreement following any Event of Default hereunder.

IX. ADDITIONAL OBLIGATIONS OF PLEDGOR. Pledgor shall have the following additional obligations under this Agreement:

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



     A. NO SALE OR ENCUMBRANCE. As long as this Agreement remains in effect, Pledgor unconditionally agrees not to sell, option, assign, pledge, or create or permit to exist any lien or security interest in or against the Stock or Collateral in favor or any person other than Pledgee.

     B. NO CONSENT TO ISSUANCE OF ADDITIONAL STOCK. Pledgor will not, without the prior written approval of Pledgee, consent to, or approve of, the issuance of any additional shares of any class of its capital stock or any securities convertible by the holder thereof, or automatically upon the occurrence or non- occurrence of any event or condition into, or exchangeable for , any such shares, or any warrants, options, rights or other commitments entitling any person to purchase or otherwise acquire any such shares.

     C. ADDITIONAL DOCUMENTS. Pledgor agrees, at any time, from time to time, one or more times, upon written request by Pledgee, to execute and deliver such further documents and do such further acts and things and Pledgee may reasonably request, within Pledgee's sole discretion, to effect the purposes of this Agreement and perfect Pledgee's security interest in the Stock, including, without limitation, the execution and filing of financing statements under the Uniform Commercial Code in effect in any state.

     D. NOTIFICATION OF PLEDGEE. Pledgor will promptly deliver to Pledgee all written notices, and will promptly give Pledgee written notice of any other notices received by Pledgor with respect to the Collateral.

     E. GOVERNING LAW; AGENT FOR SERVICE OF PROCESS. This Agreement and Pledgor's rights and Pledgee's obligations hereunder shall be governed by and construed in accordance with the law of the State of Louisiana. Pledgor agrees that any legal action or proceeding with respect to this Agreement or any of the Collateral shall be brought in the District Court of the Parish of Bossier, State of Louisiana; and, for the purpose of any such legal action or proceeding, Pledgor hereby submit to the exclusive jurisdiction of such courts and agrees not to raise and waive any objection Pledgor may have based upon personal or subject matter jurisdiction, venue, or forum non coveniens. Pledgor agrees not to bring any action or other proceeding with respect to this Agreement in any other court unless such courts of the State of Louisiana determine that they do not have jurisdiction in the matter. For purposes of any proceeding involving the Note and/orthis Agreement, Pledgor hereby irrevocably appoints Ken Hickman, Attorney at law, of Shreveport, Louisiana, as its agent to receive service of process.

X. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement.

     A. AMENDMENTS. This Agreement, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be changed or bound by the alteration or amendment.

     B.   CAPTION   HEADINGS.   Caption  headings  in  this  Agreement  are  for
          convenience purposes only and are not to be used to interpret or define the provisions of the same.

     C. NOTICES. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail, by registered or certified mail, to the following addresses:

            a)       Dynamic Associates, Inc.
                     Scottsdale Centre
                     7373 North Scottsdale Road, Suite B-150
                            Scottsdale, Arizona 85253

             b) Vickie T. Lucky, J. T. Simmons, Claudine D. Blondeau, Mary A. Roberts and William H. Means, Jr.
                     c/o A. L. Blondeau
                     Attorney at Law
                     10124 Jefferson Highway
                     Baton Rouge, Louisiana   70809

     D. SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     E. SOLE DISCRETION OF PLEDGEE. Whenever Pledgee's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Pledgee and Pledgee's decision shall be final and conclusive.

THUS DONE AND SIGNED in the presence of the undersigned witnesses and me, Notary, on this 2nd day of December, 1996.


DYNAMIC ASSOCIATES, INC.                VICKIE T. LUCKY, J. T. SIMMONS,
                                        CLAUDINE D. BLONDEAU, MARY  A. ROBERTS,
                                        and WILLIAM H. MEANS, JR.


By:  /s/ Jan Wallace                    By:  /s/  A.L. Blodeau
   Jan Wallace, President                    A. L. Blondeau

                                        Their duly authorized agent and attorney in fact.



WITNESSES:

/s/ SFX O'Neill


/s/  Edwin J. Kaftal



/s/ Gail L. Ward
  Notary Public







Alb\lucky\gen\mgpldag2.wpd

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